Exhibit 99.1

PowerSecure to Sell Southern Flow Unit, Enhancing Focus on Core Energy and Smart Grid Solutions Business

Wake Forest, N.C. – January 5, 2011 – PowerSecure International, Inc. (Nasdaq: POWR) today announced it has entered into an agreement to sell its Southern Flow subsidiary, enhancing the Company’s focus on its core Energy and Smart Grid Solutions business. Under the terms of the agreement, Zedi, Inc. (TSX Venture: ZED), a Canadian corporation, through its wholly-owned subsidiary will purchase 100% of the stock of Southern Flow Companies, Inc. for $15.550 million. The Company expects the transaction to close in January, 2011, after financing and credit facility arrangements have been completed for both Zedi and PowerSecure, and customary closing conditions have been completed.

The Company expects to record a pre-tax gain of approximately $4.5 million in the fourth quarter of 2010 related to the sale of Southern Flow. It is anticipated that tax expense related to the gain on the sale will be less than $0.5 million. The after-tax gain on the sale, as well as Southern Flow’s operating results, will be reported as discontinued operations in the Company’s financial statements. Upon closing, the effective date of the transaction will be January 1, 2011.

In conjunction with the closing of the Southern Flow sale, PowerSecure intends to enter into an amended credit facility with its lenders. The Company expects the terms of the amended facility will include modifications to covenants to accommodate the transaction and the Company’s financial profile after the transaction, and reductions to the size and amounts available under the facility given the significant cash generated from the sale.

The sale of Southern Flow represents a continuation of the Company’s strategy to monetize its non-core assets in order to focus on its core Energy and Smart Grid Solutions business. The Company’s core business is focused on bringing products and services to electric utilities and their large commercial, industrial, and institutional customers in the areas of Interactive Distributed Generation, Energy Efficiency, and Utility Infrastructure. The Company has one remaining non-core business asset, its WaterSecure investment, which is a 40% interest in a water processing and disposal business that serves oil and gas producers in Colorado. Although this asset is non-core, it has been a source of positive, regular cash flow and earnings, and its financial results are reported separately from the Company’s core business because they are recorded below operating income using the equity method of accounting. WaterSecure’s positive attributes provide the Company with significant value from an earnings and capital structure perspective, but because it is not strategic from a business perspective, the Company remains open to monetizing this asset in the future.

Sidney Hinton, CEO of PowerSecure, said, “We are very pleased to be able to sell our Southern Flow unit, and enhance the focus on our core business. The monetization of this non-core asset is a continuation of our strategy to focus on our core, and gives us the opportunity to deploy our capital more efficiently into areas of even higher return. We are very positive about the transaction with Zedi because of their strong understanding of Southern Flow’s business, and the technological capabilities we perceive they can bring to the business. We want to thank the entire Southern Flow team for their years of service to our Company, and we wish them well in their exciting new beginning with Zedi.”

About PowerSecure

PowerSecure International, Inc. is a leading provider of Energy and Smart Grid Solutions to electric utilities, and their commercial, institutional, and industrial customers, as well as Energy Services to the oil and natural gas industry. PowerSecure’s Energy and Smart Grid Solutions businesses provide products and services in the areas of Energy Efficiency, Interactive Distributed Generation, and Utility Infrastructure. The Company’s Energy Efficiency business provides customers with energy efficient lighting technologies that deliver improved quality of light, including its proprietary EfficientLights LED lighting product that saves grocery, drug, and convenience stores 70% off the cost to operate traditional fluorescent lighting in their refrigerated cases. The Company is a pioneer in developing Interactive Distributed Generation® systems with sophisticated, proactive smart grid capabilities, including the ability to 1) forecast electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly power at peak power times, 2) provide utilities with dedicated electric power generation capacity to utilize for demand response purposes, and 3) provide customers with the most dependable standby power in the industry. PowerSecure also provides utilities with transmission and distribution infrastructure construction and maintenance services, and engineering and regulatory consulting services. The Company provides Energy Services to the oil and natural gas industry through its Southern Flow and WaterSecure business units. Additional information is available at www.powersecure.com.

About Zedi

Zedi Inc. (TSX VENTURE: ZED) specializes in the end-to-end management of oil and gas production operations. Zedi arms producers from the field to head office with accurate, timely and centralized data to help them make better business decisions. Using technology to gather highly accurate data from well sites, Zedi automatically moves it through vital work processes including web-based field data capture and production accounting systems. Zedi technology is continually evolving in the control and optimization of wells to ensure maximum production and cost reduction. Established in 1987, Zedi has enhanced the operational performance of more than 800 upstream, midstream and oilfield service customers.

All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to the expectations surrounding the transaction discussed in this press release, and whether the sale of Southern Flow will close under the terms discussed, or terms which are modified, or at all; whether the modifications to its credit facility will be completed as discussed, or with terms which are modified, or at all; whether the Company’s WaterSecure asset will be monetized, and whether future earnings and cash flow from this investment will continue at past levels; the Company’s outlook, prospects and expectations for revenues, net income, and E.P.S. results and growth generally; the anticipated results of the Company’s products, services, and technologies; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, those risks, uncertainties and other factors identified from time to time in the Company’s most recent Annual Report on Form 10-K, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Contact
Chris Hutter
Chief Financial Officer
PowerSecure International, Inc.
(919) 453-1760

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